UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 22, 2024

Blue Ocean Acquisition Corp

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41112	98-1593951
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2 Wisconsin Circle, 7th Floor	20815
Chevy Chase, MD	(Zip Code)
(Address of principal executive offices)

(240) 235-5049

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-half of one redeemable warrant	BOCNU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	BOCN	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	BOCNW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On November 7, 2024, Blue Ocean Acquisition Corp, a Cayman Islands exempted company (“Blue Ocean”), filed a definitive proxy statement/prospectus (the “Definitive Proxy Statement”) for the solicitation of proxies in connection with an extraordinary general meeting (the “Extraordinary General Meeting”) of Blue Ocean’s shareholders, to vote upon, among other things, a proposal to approve and adopt the Agreement and Plan of Merger, dated as of June 6, 2023, by and among Blue Ocean, TNL Mediagene, a Cayman Islands exempted Company (“TNL Mediagene”), and TNLMG, a Cayman Island exempted company and wholly-owned subsidiary of TNL Mediagene (“Merger Sub”), as amended by Amendment No. 1 to Agreement and Plan of Merger dated as of May 29, 2024 and Amendment No. 2 to Agreement and Plan of Merger dated as of October 23, 2024 (as amended, the “Merger Agreement”), pursuant to which, among other things and on the terms and subject to the conditions set forth therein, Merger Sub will merge with and into SPAC, with SPAC surviving as a wholly owned subsidiary of TNL Mediagene (such merger and the other transactions contemplated by the Merger Agreement, the “Business Combination”). Capitalized terms used but not defined herein shall have the meanings given to such terms in the Definitive Proxy Statement. This current report on Form 8-K is being filed to describe certain PIPE Investments as previewed in the Definitive Proxy Statement, totaling in aggregate approximately $15 million to be funded on or prior to the closing of the Business Combination.

Item 8.01 Other Events.

Convertible Note Purchase Agreements and Sponsor Warrant Assignment Agreements.

On November 22, 2024, in connection with the Business Combination, TNL Mediagene raised $4,355,000 in aggregate through a private sale of certain subordinated unsecured convertible promissory notes (the “Convertible Notes”) of TNL Mediagene to certain third-party investors (each, an “Investor”) pursuant to certain convertible note purchase agreements entered into on or around November 18, 2024 (the “Convertible Note Purchase Agreements”). The Convertible Notes will bear interest at the rate of 10.0% per annum and accrue until paid in full or converted pursuant to the terms thereof. The Convertible Notes will mature (unless earlier converted) on December 7, 2024. Effective immediately prior to and contingent upon the closing of the Business Combination, the Convertible Notes shall automatically be converted into a number of TNL Mediagene ordinary shares (the “Merger Conversion Shares”) equal to the sum of (i) the quotient of (A) the then outstanding principal amount and accrued interest under each Convertible Note divided by (B) $3.50 and (ii) the product of (A) 240,397 and (B) the quotient of (x) the outstanding principal amount of each Convertible Note divided by (y) $5,000,000.

As additional consideration for each Investor’s performance of its obligations to purchase the Convertible Notes, Blue Ocean Sponsor LLC, a Cayman Islands limited liability company (the “Sponsor”), entered into certain sponsor warrant assignment agreements (the “Sponsor Warrant Assignment Agreements”) with each of the Investors, pursuant to which the Sponsor agreed to transfer to each Investor, and the Investor agreed to acquire, certain private placement warrants of Blue Ocean held by the Sponsor for the acquisition of Blue Ocean Class A ordinary shares with an exercise price of $11.50 per share (each such warrant, a “PIPE Warrant” and, collectively, the “PIPE Warrants”).

Each Investor has customary registration rights in respect of the Merger Conversion Shares under the Convertible Note Purchase Agreements, pursuant to which TNL Mediagene agreed to file, within 45 days after the closing of the Business Combination, with the Securities and Exchange Commission (the “SEC”) a registration statement registering the resale of the Merger Conversion Shares by the Investors, and use its commercially reasonable efforts to have that registration statement be declared effective by 120 calendar days after the filing of the registration statement (or the fifth trading day following the date that TNL Mediagene is notified that the registration statement will not be reviewed by the SEC).

The foregoing description of the Convertible Note Purchase Agreement, the Convertible Notes and the Sponsor Warrant Assignment Agreements does not purport to be complete and is qualified in its entirety by the full text of the forms of Convertible Note Purchase Agreement, Sponsor Warrant Assignment Agreement and Convertible Note, each of which is filed with this Current Report on Form 8-K and incorporated herein by reference.

Signing of Certain Private Placement Financing Agreements

On November 25, 2024, TNL Mediagene signed a securities purchase agreement for issuance by TNL Mediagene of convertible notes (the “Note SPA”) and an ordinary share purchase agreement for an equity line of credit (the “ELOC SPA”). The key terms and conditions of the Note SPA and the ELOC SPA are described below.

Note SPA

On November 25, 2024, TNL Mediagene entered into the Note SPA with certain third-party investors (the “Note Buyers”), to issue and sell to the Note Buyers one or more new series of senior unsecured convertible notes of TNL Mediagene, in the aggregate original principal amount of up to $11,944,444 (the “Notes”) ($10,750,000 with an original issue discount of 10%).

TNL Mediagene expects to issue and sell the initial Notes in the aggregate amount of $4,722,222 ($4,250,000 with an original issue discount of 10%) (the “Initial Notes”) in a closing shortly after the completion of the Business Combination (the “Initial Closing”). In accordance with the Note SPA, TNL Mediagene shall have the right to require each Note Buyer to purchase, and such Note Buyer shall have the right to require TNL Mediagene to sell and issue, additional notes (the “Additional Notes”) in one or more additional closings (each a “Subsequent Closing” and together with the Initial Closing, the “Closings”) of an additional subscription amount of up to $3,000,000 (or a higher amount as agreed by each Note Buyer) in each Subsequent Closing and up to an aggregate of $6,500,000 (subject to the original issue discount of 10%) in all Subsequent Closings, in each case on the same terms and conditions as the Initial Closing. If no Subsequent Closing has occurred by the 12-month anniversary of the Business Combination, the right to effect a Subsequent Closing hereunder by TNL Mediagene or each Note Buyer shall automatically terminate.

The Notes will be convertible, in whole and in part, from time to time at the option of the Note Buyers commencing on or after the issue date of each Note into TNL Mediagene’s ordinary shares, $0.0001 par value per share, (the “Ordinary Shares”) at an initial conversion price per share equal to the product of (i) the lower of (A) the Nasdaq official closing price of the Ordinary Shares on the fifth (5th) trading day after the closing of the Business Combination, and (B) the average Nasdaq official closing price of the Ordinary Shares for the five (5) trading days immediately following the closing of the Business Combination, multiplied by (ii) 125% (the “Conversion Price”) (the Ordinary Shares issuable pursuant to the terms of the Notes, the “Conversion Shares,” and together with the Notes, the “Securities”). TNL Mediagene will have the right to redeem a portion of the outstanding balance under the Notes in monthly installments in an amount equal to the sum of (i) the lesser of (x) 10% of the original principal amount and (y) the principal amount then outstanding under the Note as of such installment date, and (ii) any unpaid interest or other amounts accrued in accordance with the terms of the Notes (the “Installment Conversion Amount”) by converting the Installment Conversion Amount at a conversion price per share equal to the lower of (i) the Conversion Price and (ii) 92% of the lowest VWAP (as defined in the Notes) in the ten (10) trading days immediately prior to each installment date or conversion date, as applicable (the “Installment Conversion Price”). Subject to certain exceptions under the Note SPA, the Notes may not be converted to the extent that the number of the Ordinary Shares owned by a Note Buyer and its affiliates will exceed 4.99% of the issued and outstanding Ordinary Shares of TNL Mediagene outstanding immediately after giving effect to such conversion.

Pursuant to the original issue discount, the Note Buyers are expected to pay $4,250,000 for the Initial Notes, less certain fees and expenses payable by TNL Mediagene. The Initial Notes are expected to mature on the 12-month anniversary of the issue date; provided, however, the maturity date may be extended at the option of the Note Buyers upon the occurrence of certain conditions set forth in the Note SPA. The Initial Notes accrue simple interest at six percent (6%) per annum.

The Notes will rank senior to all present and future indebtedness of TNL Mediagene, subject to certain permitted senior indebtedness and will be unsecured obligations of TNL Mediagene. TNL Mediagene’s obligations under the Notes, the Note SPA and other transaction documents will be guaranteed by subsidiary guarantees under which each of TNL Mediagene’s subsidiaries jointly and severally, unconditionally and irrevocably will guarantee TNL Mediagene’s obligations under the Notes, the Note SPA and other transaction documents (the “Subsidiary Guarantees”).

Under the Note SPA, the Note Buyers will have customary preemptive rights to participate in any future financing by TNL Mediagene of up to 25% of such financing on the same terms, conditions and price provided to other investors in such financing. TNL Mediagene agreed to certain restrictions on changes in its capital structure, including certain restrictions on the issuance of additional equity securities so long as the Note Buyers own any Notes or Ordinary Shares underlying the Notes, or engaging in any Dilutive Issuances (as defined in the Notes) so long as the Notes are outstanding.

Pursuant to the Note SPA, TNL Mediagene will enter into a registration rights agreement (the “Note RRA”) with the Note Buyers to provide certain customary registration rights to the Note Buyers . TNL Mediagene is expected to agree to file with the SEC an initial registration statement covering the maximum number of Registrable Securities (as defined in the Note RRA) within thirty (30) calendar days from the date of the Note RRA so as to permit the resale of the Registrable Securities by the Note Buyers.

The foregoing description of the Note SPA, the Notes, the Note RRA and the Subsidiary Guarantees is qualified in its entirety by reference to the full text of these documents, forms of which are filed as exhibits to this Current Report on Form 8-K and incorporated herein by reference.

Equity Line of Credit

Concurrent with the execution of the Note SPA, TNL Mediagene entered into the ELOC SPA with another third-party investor (the “ELOC Buyer”) pursuant to which TNL Mediagene may issue and sell to the ELOC Buyer, and the ELOC Buyer may purchase from TNL Mediagene, up to $30,000,000 of the Ordinary Shares. Under the ELOC SPA, TNL Mediagene has the right, but not the obligation, to direct the ELOC Buyer, by its delivery of a purchase notice from time to time to purchase Ordinary Shares in a maximum amount equal to the lowest of (i) 100% of the average daily trading volume in the Ordinary Shares on the market where they are traded (the “Trading Market”) for the five consecutive trading day period ending on (and including) the trading day immediately preceding the applicable purchase exercise date; (ii) the product (rounded up or down to the nearest whole number) obtained by multiplying (A) the daily trading volume in the Ordinary Shares on the Trading Market on the applicable purchase exercise date by (B) 0.40; and (iii) $2,000,000, at a purchase price per share equal to the product obtained by multiplying (i) the lowest daily VWAP (as defined in the ELOC SPA) during the applicable purchase valuation period for such purchase by (ii) 0.97; provided however, that the ELOC Buyer may waive the purchase amount limit, and the ELOC Buyer and TNL Mediagene may mutually agree to use a different price if Form F-3 is being used to register the Ordinary Shares purchased by the ELOC Buyer.

Pursuant to the ELOC SPA, TNL Mediagene will enter into a related registration rights agreement (the “ELOC RRA”) with the ELOC Buyer to provide certain customary registration rights to the ELOC Buyer. TNL Mediagene is expected to agree to file with the SEC an initial registration statement covering the maximum number of Registrable Securities (as defined in the ELOC RRA) within thirty (30) calendar days from the date of the ELOC RRA so as to permit the resale the Registrable Securities by the ELOC Buyer.

The foregoing description of the ELOC SPA and the ELOC RRA is qualified in its entirety by reference to the full text of these documents, forms of which are filed as exhibits to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibits
10.1	Form of Convertible Note Purchase Agreement by and among TNL Mediagene and certain third-party investors
10.2	Form of Agreement To Assign Sponsor Warrants by and among Blue Ocean Sponsor LLC and certain third-party investors
10.3	Form of Subordinated Unsecured Convertible Promissory Note of TNL Mediagene
10.4	Form of Securities Purchase Agreement by and among TNL Mediagene and certain third-party investors
10.5	Form of Ordinary Share Purchase Agreement by and between TNL Mediagene and a certain third-party investor
10.6	Form of Senior Convertible Note of TNL Mediagene (included as Exhibit A to the Form of Securities Purchase Agreement which is included as Exhibit 10.4 to this Current Report on Form 8-K)
10.7	Form of Registration Rights Agreement by and among TNL Mediagene and certain third-party investors (included as Exhibit B to the Form of Securities Purchase Agreement which is included as Exhibit 10. 4 to this Current Report on Form 8-K)
10.8	Form of Subsidiary Guarantee (included as Exhibit C to the Form of Securities Purchase Agreement which is included as Exhibit 10.4 to this Report on Current Report on Form 8-K)
10.9	Form of Registration Rights Agreement by and among TNL Mediagene and a certain third-party investor (included as Exhibit A to the Form of Ordinary Share Purchase Agreement which is included as Exhibit 10. 5 to this Current Report on Form 8-K)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding the parties or the parties’ respective management team’s expectations, hopes, beliefs, intentions, plans, prospects or strategies regarding the future, including the Business Combination, the parties’ ability to close the Business Combination, the anticipated benefits of the Business Combination, including revenue growth and financial performance, product expansion and services, and the financial condition, results of operations, earnings outlook and prospects of TNL Mediagene and/or Blue Ocean, including, in all cases, statements for the period following the consummation of the Business Combination. Any statements contained herein that are not statements of historical fact are forward-looking statements. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. Forward-looking statements are typically identified by words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “forecast,” “intend,” “may,” “might,” “outlook,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “will,” “would” and other similar words and expressions, but the absence of these words does not mean that a statement is not forward-looking. The forward-looking statements contained in this current report are based on the current expectations and beliefs of the management of Blue Ocean and TNL Mediagene in light of their respective experience and their perception of historical trends, current conditions and expected future developments and their potential effects on Blue Ocean and TNL Mediagene as well as other factors they believe are appropriate in the circumstances. There can be no assurance that future developments affecting Blue Ocean and TNL Mediagene will be those that we have anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond the control of the parties) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements, including those discussed and identified in the public filings made or to be made with the SEC by Blue Ocean, including in the final prospectus relating to Blue Ocean’s initial public offering, which was filed with the SEC on December 7, 2021 under the heading “Risk Factors,” or made or to be made by Blue Ocean, including in the Definitive Proxy Statement. These risks and uncertainties include: expectations regarding TNL Mediagene’s strategies and future financial performance, including its future business plans, expansion and acquisition plans or objectives, prospective performance and opportunities and competitors, revenues, products and services, pricing, operating expenses, product and service acceptance, market trends, liquidity, cash flows and uses of cash, capital expenditures, and TNL Mediagene’s ability to invest in growth initiatives; the implementation, market acceptance and success of TNL Mediagene’s business model and growth strategy; TNL Mediagene’s future capital requirements and sources and uses of cash; that TNL Mediagene will have sufficient capital upon the approval of the Business Combination to operate as anticipated; TNL Mediagene’s ability to obtain funding for its operations and future growth; developments and projections relating to TNL Mediagene’s competitors and industry; the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement; the inability to complete the Business Combination due to, among other things, the failure to obtain Blue Ocean shareholder approval; regulatory approvals; the risk that the consummation of the Business Combination disrupts TNL Mediagene’s current plans; the ability to recognize the anticipated benefits of the Business Combination; unexpected costs related to the Business Combination; the amount of any redemptions by existing holders of Blue Ocean Class A ordinary shares being greater than expected; limited liquidity and trading of Blue Ocean’s securities; geopolitical risk and changes in applicable laws or regulations; the possibility that Blue Ocean and/or TNL Mediagene may be adversely affected by other economic, business, and/or competitive factors; operational risk; and the risk that the consummation of the Business Combination is significantly delayed or does not occur. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. All forward-looking statements in this current report are made as of the date hereof, based on information available to Blue Ocean and TNL Mediagene as of the date hereof, and Blue Ocean and TNL Mediagene assume no obligation to update any forward-looking statement, whether as a result of new information, future events or otherwise, except as may be required under applicable law.

Additional Information and Where to Find It

In connection with the Business Combination, TNL Mediagene has filed a registration statement with the SEC containing a preliminary proxy statement/prospectus in connection with the Business Combination. The Registration Statement has been declared effective and a definitive proxy statement/prospectus relating to the Business Combination has been mailed to Blue Ocean shareholders. This Current Report on Form 8-K does not contain all the information that should be considered concerning the Business Combination and is not intended to form the basis of any investment decision or any other decision in respect of the Business Combination. Blue Ocean’s shareholders and other interested persons are urged to read the definitive proxy statement/prospectus and any amendments or supplements thereto and any other documents filed in connection with the Business Combination, as these materials contain important information about TNL Mediagene, Blue Ocean, the combined company and the Business Combination. The definitive proxy statement/prospectus and other relevant materials for the Business Combination have been mailed to shareholders of Blue Ocean. Such shareholders may also obtain copies of the definitive proxy statement/prospectus and other documents filed with the SEC, without charge, once available, at the SEC’s website at www.sec.gov, or by directing a request to Blue Ocean Acquisition Corp, 2 Wisconsin Circle, 7th Floor, Chevy Chase, Maryland 20815.

Participants in the Solicitations

TNL Mediagene, Blue Ocean and their respective directors, executive officers, other members of management, and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of Blue Ocean’s shareholders in connection with the Business Combination. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of Blue Ocean’s shareholders in connection with the Business Combination are set forth in the Registration Statement and are set forth in the Definitive Proxy Statement. Investors and security holders may obtain more detailed information regarding the names and interests in the Business Combination of Blue Ocean’s directors and officers in Blue Ocean’s filings with the SEC and such information is also set forth in the Definitive Proxy Statement.

No Offer or Solicitation

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. This Current Report on Form 8-K does not constitute either advice or a recommendation regarding any securities. No offering of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act, or an exemption therefrom.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Blue Ocean Acquisition Corp

Date: November 25, 2024	By:	/s/ Richard Leggett
	Name:	Richard Leggett
	Title:	Chief Executive Officer